Exhibit 99.1

Synthesis Energy Systems www.synthesisenergy.com Brean Murray, Carret & Co. Global Resources & Infrastructure Conference London, UK, June 6, 2011 UNLOCKING VALUE THROUGH CLEAN ENERGY TECHNOLOGY

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries and its ability to diversify, its ability to maintain production from its first plant in the ZZ joint venture, its ability to complete the expansion of the ZZ project, its ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, its ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, its ability to close the ZJX/China Energy transaction, its ability to grow its business as a result of the ZJX/China Energy transaction and the sufficiency of internal controls and procedures. Although SES believes that in making such forward- looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Headquarters - Houston, Texas Asia Business & Engineering Center - Shanghai, China NASDAQ: SYMX Shares Outstanding (March 31, 2011): 48.5 million Well positioned for long term sustainable growth About SES Creating value through safely applying our clean, efficient and low cost gasification technology in projects across the globe where low cost - low rank coals and biomass feed-stocks are readily available and where markets exist for the clean conversion of these feed-stocks into high value energy and chemical products.

Investment Highlights

SYNTHESIS ENERGY SYSTEMS

- **Pure play in unlocking value from low rank coal and biomass**
  - Coal is a major source of energy, particularly in emerging countries such as China and India
  - Approximately 50% of the world's known coal reserves represented by low rank coals[1]… abundant, low cost, and under-utilized
  - Biomass and biomass/coal blends for renewable and low carbon products
- **Multiple paths to value creation**
  - Synthetic Natural Gas, Transportation Fuels, Fertilizers, Chemicals, Power, more…
- **SES advanced clean and efficient gasification technology**
  - Based on U-GAS® , proven on a commercial scale[2]
  - Commercial operations 3+ years in China; Second project under construction in China
  - Next generation of technology more efficient than older, commercially available technologies
- **Three-pronged strategy for growth and value creation**
  - Technology and equipment supply – steady fees stream
  - Selective project investments – facilitate growth and increase margins
  - Integrated coal resource plays – lock in high end upstream margins and equity returns
- **Regional Growth Platforms**
  - China and India
  - Other emerging markets with low cost low grade coal resources

[1]BP Statistical Review of World Energy 2010

[2]U-GAS® licensed from Gas Technology Institute (GTI)

SYNTHESIS ENERGY SYSTEMS 4

Senior Management Team…Decades of Energy Industry Experience

SYNTHESIS ENERGY SYSTEMS



Robert W. Rigdon - President & CEO

30 years industry experience in manufacturing, engineering and technology with 15 years in gasification technology, project development and business development at ChevronTexaco and GE.



William E. Preston - SVP, Business Development & Global Licensing

30 years of business development, project management, and operations including successful execution of the Cool Water Coal Gasification Program and Eastman Chemical's gasification plant



Francis Lau - SVP, Chief Technology Officer

Renowned technology expert with +30 years R&D and industry experience. Previously Executive Director of Gasification and Gas Processing at GTI and primary developer of U-GAS®



Dr. John Winter - SVP, Engineering and Project Operations

+30 years of petrochemicals experience including +15 years of gasification technology research, engineering design, technical services, and gasification plant operations



Kevin Kelly - Chief Accounting Officer

Controllership and treasury management positions with a variety of publicly traded companies

SYNTHESIS ENERGY SYSTEMS 5

Creating Valuable Clean Energy Products from Low Cost, Low Quality Coals

- Coal…a critical natural resource to meet the world's energy needs
  - Found in almost every country & typically lowest cost fossil fuel
  - Low quality - sub-bituminous and lignite account for approximately 50% of total recoverable global reserves and SES target feedstock
  - Low quality coals offer increased margins through significantly lower feedstock costs



Coal reserves (bn tonnes)
238.3
114.5
76.2
58.6



China Energy Price Spreads - 2010
$/mmbtu
0
5
10
15
20
25
Lignite Coal
Sub-bit. Coal
Bituminous / Thermal Coal
LNG
Crude Oil
LPG
Methanol

Sources: BP Statistical Review of World Energy 2010; Business Monitor International – China Oil & Gas Report Q4 2010; and, Jim Jordan & Associates – Global Methanol Report November 12, 2010 / Issue 390

SYNTHESIS ENERGY SYSTEMS 6

Attractive Economics with Low Quality Coal SNG Case Example

SES SYNTHESIS ENERGY SYSTEMS



U-Gas® is Key to Economics for SNG
$/mmbtu
18
16
14
12
10
8
6
4
2
0
Nat. gas by city
Fuel
O&M
Capital
2
1.6
0.9
11.1
16.6
U-GAS® based SNG
Northeastern China
Shenyang
Southeastern China
Shenzhen

Assumptions:

1. 4 billion ncm/yr SNG project in Inner Mongolia China
2. All natural gas selling prices are retail price, including piping cost
3. 60/40 D/E
4. TIC $2.2bn; coal price inc. VAT at Rmb 135 per met ton ($20/ston)

China Synthetic Natural Gas - *SNG*

- Advantageous economics
- Encouraged by Chinese government
- Large scale "mega" projects planned
- (Typical 4B NCM built in 1B NCM Phases)
- Low cost - low quality coal is target fuel

❖ *SES provides a key clean, efficient & lower cost solution for SNG.*

❖ *SES technology can unlock value in lignite coal vs. other gasification technologies which can be limited to higher grade coal. 1B NCM of SNG ~$150MM per annum in feedstock savings*

SYNTHESIS ENERGY SYSTEMS 7

Paths To Value Creation



Low Value Feedstocks
Low quality coals
Biomass
SES' U-GAS® System
Greenhouse Gas Capture Capable - CO2
Synthesis Gas
$(CO + H_2)$
+
Downstream Process Technologies
By-Products
Ash
Sulfur
High Value End Products
Fuels
•Gasoline blending
•Syngas to gasoline
•Diesel - DME & FT liquids
•LPG - DME blending
Fertilizers
•Ammonia
•Urea
Chemicals
•Methanol
•Hydrogen
•Olefins
•Acetic Acid
•Glycol
Steel Making
•DRI
Gas
•Synthetic natural gas (SNG)
• Fuel Gas
Power
•IGCC
•Fuel cells

SYNTHESIS ENERGY SYSTEMS 8

SES' technology is a Unique, Proven Solution that Addresses the Challenges of Low Cost, Low Quality Coals and Biomass to Help Meet The World's Growing Energy Needs SES' U-GAS(r) Gasification Technology Syngas Originated in the U.S. at the Gas Technology Institute over a 35-year periodFuel flexible - all ranks of coal & biomassSimple, low-cost designEfficient, low maintenance, & reliableLower water usage and improved environmental performance Well suited for small & large scale applications

Multiple Paths to Growth and Profitability


SES Advanced Gasification Technology
Technology & Equipment Supply
Integrated Coal Resource Projects
Selective Project Investments

Three Pronged Growth Strategy

Technology, Equipment Supply & Services
- Rapid U-GAS® Commercialization
- Grow installed base
- Near term earnings

Project Investments
- Equity Carries & Options
- Selective Investments
- Earnings from product sales

Integrating Coal Resources
- Linking under utilized low quality coal resources to SES projects
- Secure low cost feedstock

Implemented through regional business platforms and strategic partnerships

SYNTHESIS ENERGY SYSTEMS 10

Technology, Equipment Supply & Services

SYNTHESIS ENERGY SYSTEMS

SES
Scope of Supply



Gasification Technology



Specialized Equipment



Technical Services

Licensing

- Technology royalty is typically a one time fee collected across project design, construction & startup
- Typical project cycle…24 to 48 months
- Typical transaction range $3MM to $30MM+ *(based on syngas capacity)*[1]

Specialized Equipment & Technical Services

- Pre-Order Engineering Services…coal testing, feasibility studies
- Process Designs (PDP)…engineered by SES & delivered prior to detailed design
- Equipment…proprietary equipment orders placed during detailed design
- Technical Services…training, commissioning, start-up, ongoing support


Feasibility Study
Front End Engineering Design
Construction
Start-up (typically 24 to 48 months from license)
License Agreement & PDP
Detailed Design & Equipment Procurement
Operator training
Lifetime engineering services

[1] Typically based on the project's daily capacity to produce CO,& Hydrogen (syngas) and methane as well as consideration for syngas energy content

SYNTHESIS ENERGY SYSTEMS 11

Selective Project Investments Joint Venture partnerships with equity investments and carriesTypical Models...Build Own Operate (BOO)Syngas sales (CO + Hydrogen) End product sales - SNG, Fuels, Chemicals, etcBuild Own Transfer (BOT)Modular units; Engineering, equipment and construction partnershipsOperating and technical servicesTechnology licensing business provides broad set of opportunitiesAllows for larger scale value creation through equity participation

SES Existing Project Investments



Zao Zhuang (ZZ) - Shandong Province

(operating 3.5 years)

- JV with Shandong Hai Hua Coal & Chemical Co. Ltd (96% SES / 4% HH)
- Proven U-GAS® performance with successful commercial operation
- Proven feedstock flexibility with wide range of coal and coal wastes processed
- High syngas availability…over 97% average



Yima Plant – Henan Province

(under construction)

- JV with Yima Coal Industry Group (75% Yima / 25% SES)
- Phase 1 of planned $4B Mazhuang Coal Chemical and Energy Industrial Park
- Converts 2,400 mtpd coal (up to 45% ash) to 300,000 mtpa methanol equivalent products
- Syngas generation planned for mid-2012

SYNTHESIS ENERGY SYSTEMS 13

Integrated Coal Resource Projects Linking under utilized low quality coal resources to SES projectsSES U-GAS(r) creates value in low quality - low value coal resourcesJoint Development Partnership with Midas Midas provides broad coal resource, mining and resource finance expertiseTarget regions include Eastern Europe, Eurasia, Australia, parts of Africa, Indonesia

Implementing the Strategy through Growth Platforms

- **ZJX/China Energy collaboration brings extensive relationships throughout China to assist SES in development of new joint venture businesses**
  - China…one of the world's fastest growing economies
  - Cleaner and more affordable coal solutions are part of China's latest 5-year plan for energy security and reduced emissions
- **India growth driving need for clean coal based energy and chemicals**
  - Advancing multiple opportunities and potential strategic partnerships
  - Indian coal challenging for most gasification technologies but well suited for SES U-GAS®
- **SES/Midas – Developing coal resource opportunities**
  - Developing coal resource/ gasification project partnerships
  - Regional business partnerships under review

SYNTHESIS ENERGY SYSTEMS 15

SES - Unlocking Value in Coal and Biomass
Summary Highlights

SYNTHESIS ENERGY SYSTEMS

- Pure play in clean coal and biomass gasification technology
- Experienced senior management team
- Commercially proven project operations 3+ years
- Clean, efficient, low cost next generation gasification technology
- Creating value from low cost, low quality coals and biomass
- Three-pronged strategy for value creation
- Implementing strategy through regional business platforms

…clean, low cost energy drives global growth opportunities

SYNTHESIS ENERGY SYSTEMS 16